EXHIBIT 99.8

                                 PROMISSORY NOTE


$285,015.00                                                      June 29, 1998
                                                             Eureka, California


     FOR VALUE RECEIVED, the undersigned, Benbow PCS Ventures, Inc., a California corporation (the "Issuer"), hereby promises to pay to the order of Lisa-Gaye Shearing ("LGS"), an individual with a principal place of residence at 401 South Main St., Coudersport, PA 16915, or order, the principal sum of Two Hundred Eighty-Five Thousand and Fifteen Dollars ($285,015) in immediately available funds, together with interest, whether before or after maturity, at the rates and on the dates hereinafter provided, on any and all principal amounts outstanding hereunder from time to time from the date hereof until payment in full hereof.

     1. MATURITY; INTEREST RATE; INTEREST PAYMENTS.

     (a) From April 8, 1998 until this Note is paid in full, interest on principal amounts outstanding hereunder shall accrue and be payable at a rate per annum equal to twelve percent (12%) per annum, compounded annually on each anniversary of the date of this Note, until payment in full thereof. All principal and interest outstanding hereunder shall be payable in full by the Issuer on April 8, 2000 or on such earlier date as said principal may become due and payable pursuant to the terms hereof.

     (b) All payments hereunder may be made, at the sole option of the Issuer:

          (i) in cash;

                    (ii) in such  number of shares  of  common  stock,  $.01 par value per share (the "Common Stock"), of Arch Communications Group, Inc. ("Arch") as is determined by dividing (y) the outstanding amount of principal and interest due under this Note, by (z) the unweighted average of the closing sale prices of the Common Stock on the Nasdaq National Market for ten trading days immediately preceding the maturity date as described in sub-paragraph (a) above; or

                    (iii) in a combination  of cash and Common Stock as provided above.



     (c) In addition to, and not in limitation of, the foregoing, during the continuance of an event of default hereunder, outstanding principal and, to the extent permitted by applicable law, outstanding interest shall bear interest from and including the due date thereof until paid at a rate


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per annum equal to fourteen  percent  (14%).  Such rate shall be in effect until all of the obligations of the Issuer to LGS are paid in full. In no event shall any interest be at a rate in excess of the maximum rate permitted by law.

     2. DEFAULT; REMEDIES.

     At the option of the holder, this Note shall become immediately due and payable upon the occurrence and during the continuance at any time of any of the following events of default: (1) default in the payment of principal when due;
(2) default in the payment or performance of any other of the liabilities or obligations of the Issuer hereunder and the failure of the Issuer to cure such default within 5 days; (3) the liquidation, termination, dissolution or the appointment of a receiver for the Issuer or Arch or their respective properties as a whole; (4) the institution by the Issuer or Arch of any proceedings under the United States Bankruptcy Code or any other federal or state law in which the Issuer or Arch is alleged to be insolvent or unable to pay its debts as they mature or the making by the Issuer or Arch of an assignment or trust mortgage for the benefit of creditors; or (5) the institution against the Issuer or Arch of any proceedings under the United States Bankruptcy Code or of any other federal or state law in which the Issuer or Arch is alleged to be insolvent or unable to pay its debts as they mature, and the failure of the Issuer or Arch to cause such proceedings to be dismissed or stayed within 60 days.

     Upon an event of default, and at all times thereafter, the holder shall have all of the rights and remedies afforded by the Uniform Commercial Code as from time to time in effect in the Commonwealth of Massachusetts or afforded by other applicable law.

     3. PREPAYMENT.

          (a) At any time and from time to time, the Issuer may pre-pay the Note, in whole or in part, in cash or Common Stock or a combination of cash and Common Stock, as provided in Section 1(b) above.


          (b) The Issuer shall promptly prepay principal and interest owed hereunder upon the early redemption or early repayment by the Issuer of any portion of its Series A Redeemable Preferred Shares with such rights, preferences and privileges as described in EXHIBIT A hereto (the "Series A Preferred Stock"); provided that such prepayment of this Note shall be made ratably with such early redemption or early prepayment of the Series A Preferred Stock.

          (c) In the event of any prepayment of only a part of the then outstanding amount due on the Note, the prepayment shall be applied first to outstanding interest and then to outstanding principal.

     4. OPTIONAL EXCHANGE. This Note may be exchanged into Common Stock as follows:

          (a) This Note may be exchanged, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing (y) the outstanding amount of principal and interest due under this Note, by (z) product of (i) the unweighted average of the closing sale prices of the Common Stock on the Nasdaq National Market for ten trading days immediately preceding the Exchange Date (defined in Section 4(c) below) and (ii) 1.30. In the event of a liquidation of the Issuer, the right of the holder of this Note to exchange this Note for Common Stock shall terminate at the close of business on the first full day preceding the date fixed for the payment of any amounts distributable on liquidation to the holders of Series A Preferred Stock.

          (b) No fractional shares of Common Stock shall be issued upon exchange of this Note. In lieu of any fractional shares to which the holder would otherwise be entitled, the Issuer shall pay cash in an amount equal to the product of (i) such fraction, and (ii) the unweighted average of the closing sale prices of the Common Stock on the Nasdaq National Market for ten trading days immediately preceding the Exchange Date (defined in Section 4(c) below).

          (c) In order for a holder of this Note to exchange this Note for shares of Common Stock, such holder shall surrender this Note and deliver to the Issuer written notice that such holder elects to exchange all or any portion of the outstanding principal amount of this Note. Such notice shall state such holder's name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. The date of receipt of the Note and notice by the Issuer shall be the exchange date ("Exchange Date"). The Issuer shall, as soon as practicable after the Exchange Date, cause to be issued and delivered at such office to such holder of this Note or to his or its nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled, together with cash in lieu of any fraction of a share.

          (d) The Issuer shall cause Arch, at all times during which the Note shall be outstanding, to reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the exchange of the Note, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the exchange for Common Stock of all amounts outstanding under the Note.

          (e) If the Common Stock issuable upon the exchange of the Note shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination or shares of stock dividend provided for above, or a merger, consolidation, or sale of assets provided for below), then and in each such event the holder of the Note shall have the right thereafter to exchange the Note or the amount and kind of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of Common Stock into which such Note might have been exchanged immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

          (f) In case of any consolidation or merger of Arch with or into another corporation or the sale of all or substantially all of the assets of Arch to another corporation, the Note shall thereafter be exchangeable (or shall be exchanged with a security which shall be exchangeable) into the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of Arch deliverable upon the exchange of such Note would have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions in this
Section 4 set forth with respect to the rights and interest thereafter of the holder, to the end that the provisions set forth in this Section 4 shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exchange of the Note.

     5. MANDATORY EXCHANGE.

          (a) In the event that the closing sale price of Common Stock on the Nasdaq National Market is equal to or greater than $13.00 for each of twenty consecutive days on which the Nasdaq National Market is open for trading, all outstanding amounts due under the Note shall automatically be exchanged for such number of fully paid and nonassessable shares of Common Stock as is determined by dividing (i) the outstanding amount of principal and interest due under the Note by (ii) the unweighted average of the closing sale prices of the Common Stock on the Nasdaq National Market for such twenty trading days.

          (b) In the event of a mandatory exchange pursuant to this Section 5, the holder of this Note shall surrender, as soon as practicable after Arch or the Issuer or both gives LGS notice of such mandatory exchange, this Note to the Issuer and shall thereafter receive certificates for the number of shares of Common Stock to which such holder is entitled pursuant to this Section 5. As soon as practicable after such surrender of the Note, the Issuer shall cause to be issued and delivered to such holder, or on his or its written order, a certificate or certificates for the number of full shares of Common Stock issuable on such exchange in accordance with the provisions hereof.

          (c) No fractional shares of Common Stock shall be issued in exchange of this Note. In lieu of any fractional shares to which the holder would otherwise be entitled, the Issuer shall pay cash in an amount equal to the product of (i) such fraction, and (ii) the unweighted average of the closing sale prices of the Common Stock on the Nasdaq National Market for the last ten days of the twenty day period described in Section 5(a) above.

     6. MODIFICATION OF PAYMENT TERMS UPON TRANSFER TO GUARANTOR.

          In the event that Arch Communications Group, Inc. (the "Guarantor"), or its nominee, becomes the holder of this Note pursuant to the terms of that certain Guaranty, of even date herewith, by the Guarantor in favor of LGS, the terms of this Note shall be modified as follows:

          (a) The rate of interest provided in Section 1(a) shall be increased from twelve percent (12%) per annum to fourteen and one-half (14.5%) percent per annum.

          (b) All principal and interest due hereunder shall be payable in cash on the Maturity Date. As used herein, "Maturity Date" shall mean the earliest of the following events: (i) the sale of a controlling interest in the Issuer; (ii) a sale of a substantial part of the assets of the Issuer; (iii) the termination of the Management Agreement dated as of October 1, 1995, as amended, between The Westlink Company ("Westlink") and the Issuer (the "Management

Agreement") by Westlink due to (x) a substantial and material breach of the Management Agreement by the Issuer which has not been cured within thirty (30) days of the Issuer's receipt of written notice of such breach from Westlink, (y) the insolvency or bankruptcy of the Issuer or (z) the occurrence of any other event that materially impacts the Issuer's ability to perform its obligations under the Management Agreement; or (iv) any date on which the Issuer has Available Cash (as defined below), but only to the extent of such Available Cash. "Available Cash" shall mean cash available after payment of operating expenses (including salary and benefits under the Employment Agreement between the Issuer and June E. Walsh), interest, taxes, principal and debt repayments, and capital expenditures described in the Shareholders Agreement dated as of September 23, 1994, as amended, among the Issuer, Westlink and June E. Walsh, the Business Plan adopted by the Issuer and/or in the duly adopted budgets of the Issuer.

          (c) Sections 1(b), 1(c), 3(a), 3(b), 4 and 5 shall be deemed deleted in their entirety and all references to "Arch" in Sections 2(3), (4) and (5) shall be deleted (provided, however, that Issuer shall have the right to prepay its obligations hereunder, in whole or in part, in cash, at any time without penalty).


     7. NOTICE PROVISIONS.

          All notices and other communications provided to any party hereto under this Note shall be in writing or by telex or by facsimile and addressed or delivered to such party as follows:

                              If to the Issuer:

                              Benbow PCS Ventures, Inc.
                              1615 Highland Avenue
                              Eureka, CA 95503-3891
                              Attention:   Ms. June Walsh
                              (fax) (707) 442-5732
                              (phone) (707) 445-0779

                              With a copy to (which copy shall not
                              constitute notice):

                              Young, Vogl, Harlick, Wilson & Simpson LLP
                              425 California Street, Suite 2500
                              San Francisco, CA  94104
                              Attention:  David M. Wilson, Esq.
                              (fax)  (415) 291-1984
                              (phone)  (415) 291-1970

                              If to Lisa-Gaye Shearing:

                              401 South Main Street
                              Coudersport, PA 16915

                              (fax) 814-274-7098
                              (phone) 814-274-6468

                              With a copy to (which copy shall not
                              constitute notice):

                              Paul, Hastings, Janofsky & Walker LLP
                              600 Peachtree St., N.W., Suite 2400
                              Atlanta, GA 30308
                              Attention: Philip J. Marzetti, Esq.
                              (fax) (404) 815-2424
                              (phone) (404) 815-2258

     8. MISCELLANEOUS.

          The Issuer hereby expressly waives presentment, dishonor, protest and demand, diligence, notice of protest, of demand and of dishonor, and any other notice otherwise required to be given under the law in connection with the delivery, acceptance, performance, default, enforcement or collection of this Note (other than any notice required to be delivered to Issuer hereunder), and expressly agrees that this Note, or any payment hereunder, may be extended or subordinated (by forbearance or otherwise) from time to time, without in any way affecting the liability of the Issuer.

     None of the terms or provisions of this Note may be excluded, modified or amended except by a written instrument duly executed on behalf of the holder expressly referring hereto and setting forth the provision so excluded, modified or amended.

     Issuer shall pay all costs of collection of this Note, including without limitation, reasonable attorneys' fees and expenses should this Note be collected by or through an attorney-at-law.

     As a condition to the transfer of any Common Stock in accordance with this Note, the holder agrees to provide an investment letter in the form of EXHIBIT E attached hereto.

     Payment of all obligations hereunder is secured by that certain Guaranty of Arch Communications Group, Inc. of even date herewith and any holder of this
Note is entitled to all of the benefits of such Guaranty.

     THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. THIS NOTE SHALL BE DEEMED TO BE UNDER SEAL.

     IN WITNESS WHEREOF, the Issuer has caused this Note to be executed as of the 29th day of June, 1998 under seal by its duly authorized officer as of the date first above written.



WITNESS:                                    BENBOW PCS VENTURES, INC.



___________________________         By ____________________________
                                       Name:
                                       Title:


Accepted and Agreed                 WITNESS:
Lisa-Gaye Shearing


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